Exhibit 99.1

Freshpet Provides Update on 2023 Annual Meeting of Stockholders

2023 Annual Meeting to be held in October

Four director seats will be up for election

SECAUCUS, N.J. – June 06, 2023 – (GLOBE NEWSWIRE) – The Freshpet, Inc. (NASDAQ: FRPT) (“Freshpet” or the “Company”) Board of Directors (the “Board”) today issued the following statement regarding its 2023 Annual Meeting of Stockholders and proxy contest with JANA Partners LLC (“JANA”):

The Company first became aware of JANA’s investment in Freshpet on September 22, 2022, when JANA publicly disclosed both its ownership interest and its agreement with three individuals to be nominated as directors at the 2023 Annual Meeting. In the interest of resolving JANA’s campaign and avoiding continued distraction, we would have preferred to convene the 2023 Annual Meeting in July to allow shareholders to express their views on an expedited basis. However, JANA’s litigation about the timing of the meeting and the placement of the directors in the appropriate classes has made holding the 2023 Annual Meeting in July unfeasible. As a result, the Company will postpone the 2023 Annual Meeting to a date in October, a similar time period as last year.

Freshpet has been conducting a broad director search that identified multiple candidates, not all of whom were available for immediate appointment to the Board. In fact, the Board invited JANA to interview the two top candidates, and JANA agreed that both directors were great additions to the Freshpet Board. The first candidate, Dave Biegger, was appointed last month and will stand for election in 2024. Given the delay in the Annual Meeting, the Company expects to have an additional candidate available to stand for election as a Class III director at the Annual Meeting in October 2023, along with three incumbent directors. We will permit JANA to have four director nominees stand for election.

While neither of these actions are required, the Board believes this is the most practical path forward in light of JANA’s recent actions and in order to eliminate the disruption caused by the JANA litigation.

Freshpet remains open to avoiding the continued distraction of a proxy contest and the Company reiterates our offer to interview JANA’s independent director nominees in an effort to achieve a beneficial resolution. We look forward to continuing to engage with all Freshpet shareholders, including JANA, about our strong business momentum.

Since September 2022, the Company has met or exceeded expectations every quarter, reduced its capital spending commitments, demonstrated improved operating performance, and opened its Ennis, Texas facility, as well as its second distribution center on time and under budget. The Company posted 27% year-over-year growth in the first quarter 2023, demonstrating that it continues to execute its strategy and is on track to deliver significant shareholder value.

About Freshpet

Freshpet is the leading fresh food for dogs and cats. Since its conception in 2006, Freshpet has been on a mission to transform the lives of dogs and cats through the power of fresh, nutritious food, while pushing the boundaries of sustainable practices. The recipes are developed by Veterinarian Nutritionists and made with natural whole ingredients, like fresh meats, vegetables and fruits, which are cooked in small batches at lower temperatures to preserve their natural goodness. Sustainably-made in Bethlehem, PA and their new Kitchens in Ennis TX, Freshpet foods and treats are kept refrigerated until they arrive at Freshpet fridges in your local market, or are delivered direct to your door.

Freshpet is available in a growing number of mass, grocery, natural food, club, and pet specialty retailers across the United States, Canada and Europe, as well as online in the U.S. for direct delivery and through its partnership with Petco. From the care taken in partnering with farmers whose values align with theirs, to how each recipe is made, Freshpet’s commitment to integrity, transparency and social responsibility is a point of pride.

Connect with Freshpet:

https://www.facebook.com/Freshpet

https://twitter.com/Freshpet

http://instagram.com/Freshpet

http://pinterest.com/Freshpet

https://www.tiktok.com/@freshpet

Forward-Looking Statements

Certain of the Company’s statements included herein constitute “forward-looking” statements, including statements related to the future impact of the novel coronavirus, the future progress of our Freshpet Kitchens expansion, future governance changes, our growth potential and plans, our projected or targeted operating results, our ability to meet our sustainability targets, goals, and commitments, including due to the impact of climate change, our expectations regarding our future operating and economic environment, and our long-term capacity planning. These statements are based on management’s current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Actual results, levels of activity, performance, achievements and events could differ materially from those stated, anticipated or implied by such forward-looking statements. While Freshpet believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results. There are risks and uncertainties that could cause actual results to differ materially from forward-looking statements made herein, including potential costs associated with shareholder activism. For a detailed discussion of risks, uncertainties and other factors that could cause our actual results to differ materially from those anticipated or expressed in any forward-looking statements, see the section entitled “Risk Factors” in the Company’s latest annual report on Form 10-K and its quarterly reports on Form 10-Q filed with the SEC. Such forward-looking statements are made only as of the date they are made. Freshpet undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements.

Important Additional Information and Where to Find It

This communication is being made in connection with the Company’s upcoming 2023 annual meeting of shareholders (the “Annual Meeting”). The Company intends to file a proxy statement (the “Proxy Statement”), an accompanying WHITE proxy card and other relevant documents with the Securities and Exchange Commission (the “SEC”) in connection with the Annual Meeting. BEFORE MAKING ANY VOTING DECISION, SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING. Security holders may obtain free copies of the Definitive Proxy Statement and other documents containing important information about Freshpet once such documents are filed with the SEC, free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents will also be available free of charge on the “Investors” section of Freshpet’s website at www.investors.freshpet.com.

Participants in the Solicitation

Freshpet, members of our Board of Directors and certain of our executive officers are “participants” in the solicitation of proxies from the Company’s shareholders in connection with the Annual Meeting. Information regarding the Company’s Board of Directors and executive officers and their respective interests in the Company, by security holdings or otherwise, is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on February 28, 2023, as amended on May 1, 2023. To the extent such ownership interests have changed since such filings, such changes have been reflected on Statements of Change in Ownership on Form 4 filed with the SEC, and will be reflected in the Proxy Statement for the 2023 Annual Meeting when filed with the SEC. Security holders may obtain free copies of these documents as described above.

Investor Contact

ICR

Jeff Sonnek

646-277-1263

Jeff.sonnek@icrinc.com

Media Contact:

Freshpet@edelmansmithfield.com